Debt - 10K	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
7.	Debt

In December 2012, the Company entered into a loan agreement (“Loan Agreement”) with General Electric Capital Corporation (“GE Capital”) to provide the Company a term loan of $5.0 million with a fixed interest rate of 9.85% per annum and a revolving line of credit of $7.0 million with a variable interest rate. At December 31, 2014, the Company had approximately $2.0 million of term loan outstanding. The term of the loan was three years.

On September 17, 2014, the Bankruptcy Court approved on an interim basis a Stipulation and Order between the Company and GE Capital, in its capacity as Agent for the lenders under the Loan Agreement, in connection with the chapter 11 case. The Loan Agreement, consisting of a term loan and revolving line of credit, was a fully secured loan facility.

The Stipulation and Order was approved by the Bankruptcy Court on a final basis on October 28, 2014. The Company set aside, in a separate account, $4.0 million as collateral for obligations under the Loan Agreement and classified this amount as restricted cash on its balance sheet. The GE loan was considered fully secured and was not reported as liabilities subject to compromise.

In January 2015, the Company paid the term loan in full including related fees. The Loan Agreement was terminated with the full payment of the term loan and all collateral was released.